SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2004

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25995 (Commission File Number)	95-4700410 (I.R.S. Employer Identification No.)

One Exeter Plaza, 699 Boylston Street, Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 262-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Effective November 27, 2004, Karl Sussman resigned from the Board of Directors of the Registrant. Mr. Sussman’s resignation was not a result of a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2004	NEXTERA ENTERPRISES, INC.
	By:	/s/ MICHAEL P. MULDOWNEY
Michael P. Muldowney
President and Chief Financial Officer